U.S. AND OVERSEAS FUND
================================================================================
11 Hanover Square, New York, NY 10005
1-888-503-FUND for Investment Information
1-888-503-VOICE for Shareholder Services www.mutualfunds.net
                                                                 August 15, 1997

Fellow Shareholders:

     As noted in the December 31, 1996 Annual Report, investment decisions for the Fund have since February 20, 1997 been made by the Investment Policy Committee of Bull & Bear Advisers, Inc., the Fund's Investment Manager. In the first quarter of 1997, the Fund had a negative total return of 3.29%, versus the Lipper Global Funds Index's total return of 0.70%. In the second quarter, the Fund had a positive total return of 6.81%, compared with 12.18% for the Lipper Index. For the year to date the Fund has posted a total return of +7.46%, and for the 12 months to date shows a total return of +15.59%. The Fund's steadily improving results are reflected in statistics from Lipper Analytical Services, Inc., which show that for March 1997 the Fund had a higher ranking than it did for the quarter ended March 31, 1997, for June 1997 its ranking was higher than for the quarter ended June 30, 1997, and for July 1997 its ranking was higher than for the three months ended July 31, 1997. We are encouraged by this trend of improving standings, and we believe that we will be able to reward our shareholders to a greater degree in the future.

                               Review and Outlook

     In the first half of 1997, the United States benefitted from a "Goldilocks" economy -- not too hot and not too cold -- with moderate inflation, rising corporate earnings, a steady string of new highs in almost all stock market indices and, despite the 0.25% hike in interest rates by the Federal Reserve in March, a period of relatively low and generally stable interest rates. And at the same time, individual and institutional investors continued both directly and indirectly to invest substantial amounts of new money in the stock markets.

     U.S. interest rates rose in the first quarter, reflecting concerns about the inflationary impact of strong economic growth and tight labor markets. The first quarter's 5.9% increase in economic activity was the fastest rate of expansion since 1983, and the unemployment rate fell to 4.8%, a level not seen since 1973. And prior to increasing short term

--------------------------------------------------------------------------------

                             U.S. and Overseas Fund

                Results of an initial investment of $10,000 with
               subsequent investments of $100 a month from incep-
             tion, 10/29/87, through 6/30/97 with all distributions
              reinvested. Investments for the period total $21,600.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
rates by 0.25% in March, ending one of the longest periods of unchanged rates in recent history, Federal Reserve Chairman Alan Greenspan expressed his concern regarding potentially inflationary economic scenarios in his semi-annual "Humphrey-Hawkins" testimony before Congress. Yields on 30 year Treasury securities, which started the year at 6 5/8%, rose to over 7 1/8% by early April before declining in the second quarter to as low as 6 1/2%. Various factors contributed to this reversal, and we expect several of these will continue to have significance over the balance of the year and into 1998, namely, moderate levels of economic activity and corporate earnings growth, low levels of inflation, and growing competition on a global basis, particularly with respect to labor-intensive products.

     Internationally, a variety of factors support our outlook for lower interest rates domestically and continued strength in the U.S. dollar. Core European economies continue to be characterized by high unemployment, weak growth, and labor markets that tend to be structurally unresponsive to increased global competition. We do not feel that the European Monetary Union will enhance this situation, and in fact it could well contribute to weaker European currencies. Eastern Europe, however, and countries in the former Soviet bloc, still appear attractive to us. In Asia, a significant recovery in the Japanese economy continues to be an elusive goal. Japanese fiscal policy remains counterproductive, and the recent strength in the Japanese Yen seems to be due more to aggressive currency intervention by the Japanese Ministry of Finance than as a result of changes in underlying fundamentals. Furthermore, the decline in growth rates in several Asian economies should increase competition for export growth, which may impede the Japanese recovery. In particular, Chinese exports have increased dramatically, and China still has substantial excess capacity already in place. We continue to be concerned about the reliance on offshore funding in the region, particularly in dollars and other non-local currencies, and the extent of speculation and inflation in real estate. Potential weakness in Asian financial systems is most likely to be both dollar and interest rate positive. On the other hand, several Latin American countries have been successful in initiating fiscal and political reform, reducing inflation and maintaining attractive growth rates. We continue to view this region as potentially offering substantial value.

     We believe that the Fund will continue to show improving results, and to take advantage of this we recommend building your account on a regular basis, which can be done safely, automatically and conveniently through the Bull & Bear Bank Transfer Plan, the Bull & Bear Salary Investing Plan, and/or the Bull & Bear Government Direct Deposit Plan. For information on any of these free services, simply give us a call and we will be very pleased to help you get started.

     If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee IRA(R) or opening a discount brokerage account at Bull & Bear Securities, as described on page 3, we would be very pleased to hear from you. Just call toll-free 1-888-503-FUND (1-888-503-3863), and an Investor Service Representative will be glad to assist you, as always, with no obligation on your part.

                                   Sincerely,


      /s/ Robert D. Anderson                          /s/ Thomas B. Winmill

      Robert D. Anderson                              Thomas B. Winmill
      Vice Chairman                                   President

  Bull
& Bear__________________________________________________________________________
Performance Driven(R)

================================================================================
MUTUAL FUNDS

o    Bull & Bear                        A high quality money market fund
     Dollar Reserves                    investing in U.S. Government securities.
                                        Income is generally free from state
                                        income and intangible personal property
                                        taxes. Free, unlimited check writing
                                        with only a $250 minimum per check.
--------------------------------------------------------------------------------
o    Bull & Bear                        Seeks long term capital appreciation in
     Gold Investors                     investments with the potential to
                                        provide a hedge against inflation and
                                        preserve the purchasing power of the
                                        dollar.
--------------------------------------------------------------------------------
o    Bull & Bear                        Invests aggressively for maximum capital
     Special Equities Fund              appreciation.
--------------------------------------------------------------------------------
o    Bull & Bear                        Invests worldwide for the highest
     U.S. and Overseas Fund             possible total return.
--------------------------------------------------------------------------------
Call toll-free 1-888-503-FUND (1-888-503-3863) for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.
================================================================================

CLOSED-END INVESTMENT COMPANIES LISTED ON THE AMERICAN STOCK EXCHANGE

o    Bull & Bear                        Investing for a high level of income
     Global Income Fund                 from a global portfolio of primarily
                                        investment grade fixed income
                                        securities.
--------------------------------------------------------------------------------
o    Bull & Bear                        Investing for the highest possible
     Municipal Income Fund              income exempt from Federal income tax
                                        that is consistent with preservation of
                                        principal.
--------------------------------------------------------------------------------
o    Bull & Bear                        Investing for a high level of current
     U.S. Government                    income, liquidity, and safety of
     Securities Fund                    principal.

================================================================================

DISCOUNT BROKERAGE SERVICES

o    Bull & Bear                        Bull & Bear Securities is committed to
     Securities, Inc.                   providing investors with major
                                        commission savings, free investment
                                        ideas and services, free cash management
                                        services with no minimum for check
                                        writing, and American Airlines(R)
                                        AAdvantage(R) miles for many of your
                                        investing activities. And now you can
                                        take advantage of Bull & Bear
                                        Securities' web trading flat commission
                                        rate of $19.95 per trade at
                                        www.ebullbear.com on the first 1,000
                                        shares, plus 2(cents) per share on each
                                        share over 1,000 shares, and earn 200
                                        AAdvantage(R) miles every time you
                                        trade! Call toll-free 1-800-BULL-BEAR
                                        (1-800-285-5232).
--------------------------------------------------------------------------------

Total Return Performance. For periods ended 6/30/97, Bull & Bear U.S. and Overseas Fund's total return for one year was +3.03%, average annual total return for the past three years was +10.43%, for the past five years was +8.13%, and for the life of the Fund (from 10/29/87) was +7.14%. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market, and investors should consider their ability to make purchases when prices are low.

                       BULL & BEAR U.S. AND OVERSEAS FUND
                Schedule of Portfolio Investments - June 30, 1997
                                   (Unaudited)
Shares                                                           Market Value
------                                                           ------------
        COMMON STOCKS (97.4%)
        Australia (2.1%)
 2,700  Australia and New Zealand Banking Group Ltd. ADR......... $    99,562
 3,200  Westpac Banking Corporation Ltd. ADR.....................      95,800
                                                                   ----------
                                                                      195,362
                                                                   ----------
        Britain (8.8%)
 1,200  Barclays PLC ADR........................................       95,100
 3,100  Bass PLC ADR.............................................      76,337
 5,200  B.A.T. Industries PLC ADR................................      95,225
   800  British Airways PLC ADR..................................      91,950
 2,600  Cadbury Schweppes PLC ADR*...............................      95,225
 5,000  Tomkins PLC ADR..........................................      89,375
   825  Unilever PLC ADR.........................................      95,855
 6,800  Willis Corroon Group PLC ADR.............................      76,075
 2,200  WPP Group PLC ADR........................................      89,650
                                                                   ----------
                                                                      804,792
                                                                   ----------
        Canada (13.9%)
13,200  Air Canada, Class A*.....................................      84,562
 2,300  Alcan Aluminum Ltd.......................................      79,781
 3,000  Bank of Montreal.........................................     117,375
 3,100  BCE Inc..................................................      86,800
 7,500  Counsel Corporation*.....................................     111,562
 1,900  Imperial Oil Ltd.........................................      97,612
 2,900  IPL Energy, Inc..........................................      96,606
 3,100  Ipsco Inc................................................      90,287
 5,500  Jannock Ltd..............................................      83,187
 1,200  Northern Telecom Ltd.....................................     109,200
 5,200  Petro-Canada.............................................      84,500
 3,000  Royal Bank of Canada.....................................     136,125
 4,700  TransCanada PipeLine Ltd.................................      94,588
                                                                   ----------
                                                                    1,272,185
                                                                   ----------
        Columbia (2.2%)
 5,700  Banco Ganadero S.A. ADR..................................     205,200
                                                                   ----------
        Denmark (0.9%)
 3,200  Tele-Danmark A/S ADR.....................................      83,600
                                                                   ----------
        Finland (3.2%)
 2,500  Instrumentarium Corporation ADR..........................      48,438
 2,000  Nokia Corporation, Class A ADR...........................     147,500
 4,200  Rauma Group ADR..........................................      96,600
                                                                   ----------
                                                                      292,538
                                                                   ----------

                 See accompanying notes to financial statements.

Shares                                                           Market Value
------                                                           ------------

        France (2.2%)
 2,600  Rhone Poulenc S.A. ADR...................................  $  108,225
 1,900  Total S.A. ADR...........................................      96,188
                                                                   ----------
                                                                      204,413
                                                                   ----------
        Ireland (1.0%)
 2,000  Allied Irish Banks PLC ADR...............................      93,375
                                                                   ----------
        Israel (2.2%)
 2,100  American Israeli Paper Mills Ltd.........................      91,875
 5,000  Tadiran Telecommunications Ltd...........................     107,812
                                                                   ----------
                                                                      199,687
                                                                   ----------
        Italy (2.2%)
 3,120  Benetton Group SPA  ADR..................................     101,010
 1,700  ENI SPA  ADR.............................................      96,688
                                                                   ----------
                                                                      197,698
                                                                   ----------
        Japan (3.8%)
   670  Canon, Inc.  ADR.........................................      91,455
 1,400  Honda Motor Corporation Ltd. ADR.........................      84,263
 1,200  TDK Corporation  ADR.....................................      89,775
 1,400  Toyota Motor Corporation ADR.............................      82,950
                                                                   ----------
                                                                      348,443
                                                                   ----------
        Netherlands (2.2%)
 1,200  Koninklijke Ahold NV ADR.................................     102,075
 1,200  Velcro Industries NV.....................................      98,400
                                                                   ----------
                                                                      200,475
                                                                   ----------
        New Zealand (1.1%)
 3,328  Fletcher Challenge Building  ADR.........................      98,800
                                                                   ----------
        Spain (3.2%)
 1,300  Banco Bilbao Vizcaya ADR.................................     105,137
 3,300  Banco de Santander S.A. ADR..............................     102,094
 2,100  Repsol S.A. ADR..........................................      89,119
                                                                   ----------
                                                                      296,350
                                                                   ----------
        Sweden (1.0%)
 3,400  Volvo Aktiebolaget B ADR.................................      90,950
                                                                   ----------
        Switzerland (1.1%)
 2,100  Adecco SA  ADR...........................................     101,588
                                                                   ----------
        United States (46.3%)
 7,500  American Oncology Resources, Inc*........................     126,562
 5,000  A T& T Corporation.......................................     175,312
 3,000  Bright Point, Inc.*......................................      97,688

                 See accompanying notes to financial statements.

Shares                                                           Market Value
------                                                           ------------

 2,900  Chevron Corporation...................................... $   214,419
 3,400  Du Pont (E.I.) De Nemours................................     213,775
 3,800  Exxon Corporation........................................     233,700
 3,400  General Motors Corporation...............................     189,338
 3,700  Goodyear Tire & Rubber Company...........................     234,256
 7,700  Goody's Family Clothing, Inc.*...........................     210,788
 4,900  IMCO Recycling, Inc......................................      92,487
 3,700  Interface, Inc...........................................      81,863
 4,500  International Paper Company..............................     218,531
 1,900  J.P.Morgan & Company, Inc................................     198,313
 1,600  Jabil Circuit, Inc.......................................     134,200
 5,300  Key Energy Group, Inc.*..................................      94,406
 8,700  La Quinta Motor Inns Ltd. L.P.*..........................     190,313
 3,400  Lone Star Technologies, Inc.*............................      97,325
 1,000  Macdermid, Inc...........................................      45,875
 4,200  Mail-Well, Inc.*.........................................     119,700
 2,000  Minnesota Mining & Manufacturing Company.................     204,000
 3,500  Morningstar Group, Inc.*.................................     102,812
 5,400  Paul Harris Stores, Inc.*................................      90,450
 4,500  Philip Morris Companies, Inc.............................     199,687
 6,400  Quorum Health Group, Inc.*...............................     228,800
 5,500  Summit Holding Southeast, Inc.*..........................      93,500
 2,200  Tower Automotive, Inc.*..................................      94,600
 4,200  Tuesday Morning Corporation*.............................      84,525
 1,700  Volt Information Sciences, Inc.*.........................      85,850
 3,500  Walden Residential Properties, Inc.......................      89,688
                                                                   ----------
                                                                    4,242,763
                                                                   ----------
             Total Stocks (cost: $8,256,731).....................   8,928,219
                                                                   ----------

        Closed-End Funds (2.6%)
 7,000  European Warrant Fund, Inc...............................     128,625
16,000  Turkish Investment Fund, Inc.............................     107,000
                                                                   ----------
              Total Closed-End Funds (cost: $199,220)  ..........     235,625
                                                                   ----------
              Total Investments (cost:  $8,455,951) (100.0%).....  $9,163,844
                                                                   ==========
----------
*     Indicates non-income producing security.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (Unaudited)

ASSETS:
  Investments at market value
   (cost: $8,455,951) (note 1) ...........  $ 9,163,844
  Cash ...................................        8,792
  Dividend receivable ....................       28,590
  Other assets ...........................        1,242
                                            -----------
      Total assets .......................    9,202,468
                                            -----------
LIABILITIES:
  Payables:
   Demand note payable to bank
     (note 5) ............................      262,523
   Fund shares purchased .................        5,000
  Accrued expenses .......................       39,058
  Accrued management and
   distribution fees .....................       18,854
                                            -----------
      Total liabilities ..................      325,435
                                            -----------
NET ASSETS: (applicable to 1,099,546
  outstanding shares: 250,000,000 shares
  of $.01 par value authorized) ..........  $ 8,877,033
                                            ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  ($8,877,033 / 1,099,546) ...............        $8.07
                                                  =====
At June 30, 1997, net assets consisted of:
  Paid-in capital ........................  $ 7,464,138
  Accumulated net realized gain on
   investments ...........................      777,919
  Accumulated deficit in net investment
   income ................................      (72,903)
  Net unrealized appreciation on
   investments and foreign
   currencies ............................      707,879
                                            -----------
                                            $ 8,877,033
                                            ===========

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $1,913)  $  60,841
  Interest .................................     17,649
                                              ---------
                                                 78,490
                                              ---------
EXPENSES:
  Distribution (note 3) ....................     46,063
  Investment management (note 3) ...........     46,033
  Professional (note 3) ....................     14,071
  Registration (note 3) ....................     10,662
  Transfer agent ...........................      9,944
  Custodian ................................      9,521
  Printing .................................      6,695
  Shareholder administration (note 3) ......      5,500
  Directors ................................      1,238
  Other ....................................      1,666
                                              ---------
      Total expenses .......................    151,393
                                              ---------
      Net investment loss ..................    (72,903)
                                              ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES:
  Net realized gain from security
    transactions ...........................    811,701
  Net realized loss from foreign
    currency transactions ..................     (2,228)
  Unrealized depreciation of investments and
    foreign currencies during the period ...   (469,355)
                                              ---------
    Net realized and unrealized
     gain on investments and foreign
     currencies ............................    340,118
    Net increase in net assets resulting
     from operations .......................  $ 267,215
                                              =========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1997 (Unaudited) and the Year Ended December 31, 1996

                                                                                      June 30,    December 31,
                                                                                        1997          1996
                                                                                    -----------   -----------
OPERATIONS:
  Net investment loss ............................................................  $   (72,903)  $  (283,125)
  Net realized gain (loss) from foreign currency transactions ....................       (2,228)         (825)
  Net realized gain from security transactions ...................................      811,701     1,218,205
  Unrealized depreciation of investments and foreign
   currencies during the period ..................................................     (469,355)     (397,162)
                                                                                    -----------   -----------
     Net increase in net assets resulting from operations ........................      267,215       537,093
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gains ($.10 and $.89 per share, respectively) ..     (109,207)   (1,009,699)
CAPITAL SHARE TRANSACTIONS:
  Increase (decrease) in net assets resulting from capital share transactions (a)    (1,117,107)      500,959
                                                                                    -----------   -----------
     Total increase (decrease) in net assets .....................................     (959,099)       28,353
NET ASSETS:
  Beginning of period ............................................................    9,836,132     9,807,779
                                                                                    -----------   -----------
  End of period (including accumulated deficit in net investment income of $72,903
   in 1997).......................................................................  $ 8,877,033   $ 9,836,132
                                                                                    ===========   ===========

----------
(a)   Transactions in capital shares were as follows:

                                                     June 30, 1997          December 31, 1996
                                                ----------------------   -----------------------
                                                 Shares       Value       Shares        Value
                                                --------   -----------    ------    -----------
Shares sold ..................................    33,389   $   272,700    321,372   $ 2,801,257
Shares issued in acquisition of Fund (note 6)         --            --    230,512     1,924,477
Shares issued in reinvestment of distributions    12,045        96,236    113,076       887,646
Shares redeemed ..............................  (189,039)   (1,486,043)  (595,238)   (5,112,421)
                                                --------   -----------     ------   -----------
Net increase (decrease) ......................  (143,605)  $(1,117,107)    69,722   $   500,959
                                                ========   ===========     ======   ===========

                 See accompanying notes to financial statements.

                          Notes to Financial Statements
                                   (Unaudited)

(1) The Fund is a non-diversified series of common stock of Bull & Bear Funds I, Inc. (the "Company"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $8,455,951, gross unrealized appreciation and gross unrealized depreciation were $823,282 and $115,389 at June 30, 1997. Distributions paid to shareholders during the six months ended June 30, 1997 and the year ended December 31, 1996 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of the utilization of net operating losses to offset short-term capital gains.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. For the six months ended June 30, 1997, the Fund paid $17,560 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager, as commissions for brokerage services. The Fund reimbursed the Investment Manager $1,899 for providing certain administrative and accounting services at cost during the six months ended June 30, 1997.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $5,500 for shareholder administration services provided to the Fund at cost for the six months ended June 30, 1997.

(4) Purchases and sales of securities other than short term notes aggregated $12,915,266 and $14,135,188 respectively, for the six months ended June 30, 1997.

(5) The Fund has a committed bank line of credit. At June 30, 1997, there was a balance outstanding of $262,523 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.75 percentage points. For the six months ended June 30, 1997, the weighted average interest rate was 7.32% based on the balances outstanding during the period and the weighted average amount outstanding was $80,865.

(6) On April 26, 1996, the Fund acquired all of the assets and liabilities of Bull & Bear Quality Growth Fund, in exchange for 230,512 shares (valued at $2,136,916) of the Fund that were subsequently distributed to shareholders of Bull & Bear Quality Growth Fund. The exchange had no effect on the net asset value per share of the Fund. The net assets of Bull & Bear Quality Growth Fund as of April 26, 1996, were $2,136,916 consisting of paid-in-capital of $1,924,477, net unrealized appreciation of investments of $260,306, and accumulated net realized loss on investments of $47,867.

                              FINANCIAL HIGHLIGHTS

                                                     Six Months Ended               Years Ended December 31,
                                                      June 30, 1997   ------------------------------------------------
                                                        (Unaudited)     1996     1995       1994       1993      1992
                                                     ---------------- ------    ------    -------    -------    ------
PER SHARE DATA*
Net asset value at beginning of period .................  $ 7.91      $ 8.36    $ 7.08    $  8.71    $  7.59    $ 8.37
                                                          ------      ------    ------    -------    -------    ------
Income from investment operations:
  Net investment income (loss) .........................    (.06)       (.24)     (.23)      (.13)      (.20)      .04
  Net realized and unrealized gain (loss) on investments     .32         .68      2.00      (1.01)      2.22      (.25)
                                                          ------      ------    ------    -------    -------    ------
    Total from investment operations ...................     .26         .44      1.77      (1.14)      2.02      (.21)
                                                          ------      ------    ------    -------    -------    ------
Less distributions:
  Distributions from net realized gains on investments .    (.10)       (.89)     (.49)      (.49)      (.90)     (.57)
                                                          ------      ------    ------    -------    -------    ------
Net asset value at end of period .......................  $ 8.07      $ 7.91    $ 8.36    $  7.08    $  8.71    $ 7.59
                                                          ======      ======    ======    =======    =======    ======
TOTAL RETURN ...........................................    3.29%       5.34%    25.11%    (13.12)%    26.71%    (2.57)
                                                          ======      ======    ======    =======    =======    ======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ............  $8,877      $9,836    $9,808    $ 8,454    $12,250    $9,229
                                                          ======      ======    ======    =======    =======    ======
Ratio of expenses to average net assets (a)(b) .........    3.29%**     3.20%     3.55%      3.53%      3.55%     3.56%
                                                          ======      ======    ======    =======    =======    ======
Ratio of net investment income (loss) to average net
  assets (c) ...........................................   (1.58)%**   (2.74)%   (2.85)%    (1.65)%    (2.36)%    0.51%
                                                          ======      ======    ======    =======    =======    ======
Portfolio turnover rate ................................     149%        255%      214%       212%       182%      175%
                                                          ======      ======    ======    =======    =======    ======
Average commission per share ...........................  $.0346      $.0536
                                                          ======      ======

----------

* Per share net investment income (loss) and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**    Annualized
(a) Ratio prior to reimbursement by the Investment Manager was 3.84%, 3.59%, 3.69% and 4.09% for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.
(b) Ratio after the reduction of custodian fees under a custodian agreement was 3.49% for 1995. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1996 and 1997.
(c) Ratio prior to reimbursement by the Investment Manager was (3.14)%, (1.71)%, (2.50)% and (0.02)% for the years ended December 31, 1995, 1994,
      1993 and 1992, respectively.

U.S. AND
OVERSEAS
FUND
================================================================================

For Fund prospectuses and other
investment information, call toll-free

1-888-503-FUND
1-888-503-3863

For shareholder services by
Direct Access, call toll-free

1-888-503-VOICE
1-888-503-8642


Or, access the Fund on the web at
www.mutualfunds.net
--------------------------------------------------------------------------------


Printed on recycled paper [LOGO]

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.




U.S. AND OVERSEAS FUND
================================================================================

Investing Worldwide
for the Highest Possible
Total Return

--------------------------------------------------------------------------------
Semi-Annual Report
June 30, 1997



BULL & BEAR_____________________________________________________________________
Performance Driven(R)